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                PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP

                                  CONSENT CARD

CONSENT IS SOLICITED ON BEHALF OF PRUDENTIAL-BACHE PROPERTIES, INC. ("PB PROPERTIES"), AS MANAGING GENERAL PARTNER AND ON BEHALF OF PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP (THE "PARTNERSHIP"). PB PROPERTIES, GLENBOROUGH CORPORATION AND ROBERT BATINOVICH, WHICH TOGETHER
CONSTITUTE ALL OF THE GENERAL PARTNERS OF THE PARTNERSHIP, RECOMMEND CONSENT ON THE PROPOSAL.

Unitholders should not send any Depositary Units with this Consent card. Unitholders are urged to mark, sign, date and mail promptly this Consent card in the envelope provided. The Consent card must be received at the address of the Soliciting Agent by no later than 10:00 a.m., New York time on November 24, 1997 (unless such date and/or time is extended in the sole discretion of PB Properties acting as managing general partner of the Partnership).

THIS CARD SHALL BE DEEMED TO APPROVE THE PROPOSAL IF NOT INDICATED TO THE CONTRARY.

EACH CONSENT CARD MUST BE SIGNED AND DATED.

Sign exactly as addressed to you. Joint owners should each sign. If signing as executor, administrator, attorney, trustee, or guardian, give title as such. If a corporation, sign in full corporate name by authorized officer. If a partnership, sign in the name of authorized person.
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THE PLAN

The undersigned hereby votes all Units beneficially owned by the undersigned with respect to the Plan as follows:

            |_|   Approve           |_|   Disapprove              |_|   Abstain

Please refer to the Statement Furnished in Connection with the Solicitation of Consents, dated _________, for a full description of the Plan.



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                                                            Signature


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                                                Dated: ___________________, 1997


   PLEASE SIGN, DATE AND RETURN THIS CONSENT CARD USING THE ENCLOSED ENVELOPE.

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